UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2005

CAS MEDICAL SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-13839	06-1123096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 East Industrial Road, Branford, Connecticut 06405

(Address of principal executive offices, including zip code)

(203) 488-6056

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01.    Completion of Acquisition of Assets.

As previously reported, on May 15, 2005, CAS Medical Systems, Inc. (“CAS” or the “Company”) completed the purchase of 100% of the outstanding capital stock of Statcorp, Inc., (“Statcorp”) a privately-owned Delaware corporation based in Jacksonville, Florida.

On May 17, 2005, CAS filed a current report on Form 8-K disclosing the completion of the acquisition but omitted the financial statements of the business acquired (required by Item 9.01(a) of Form 8-K) and the pro forma financial information (required by Item 9.01(b) of Form 8-K because the audited financial statements of Statcorp were not available at the time of the acquisition.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated financial statements of Statcorp as of December 31, 2004 and 2003 and for the years ended December 31, 2004 and 2003 and the audit reports of Howard & Company CPAs, P.A., independent public accounting firm relating to such financial statements, are attached hereto as Exhibit 99.2. Included in supplemental information are consolidating financial statements of Statcorp and its wholly-owned subsidiary, Albert International, Inc. (“Albert”). Statcorp divested itself of its interest in Albert immediately prior to the sale of the company to CAS. As such the assets and liabilities of Albert were not included in the purchase of Statcorp by CAS.

The unaudited interim consolidated financial statements of Statcorp as of March 31, 2005 and for the three months ended March 31, 2005 and March 31, 2004, are attached hereto as Exhibit 99.3.

(b) Pro Forma Financial Information.

The interim unaudited pro forma combined balance sheet of CAS as of March 31, 2005 and the statements of income for the three months ended March 31, 2005 and the twelve months ended December 31, 2004 are attached as Exhibit 99.4. The following pro forma financial information is not indicative of the results that the combined businesses would have achieved if they had been combined for the period shown or in the future. Such information should be read in conjunction with the financial statements of CAS and Statcorp.

2

(c)    Exhibits.

2.1	Stock Purchase Agreement dated May 15, 2005 among the Company, Statcorp, Inc. and the stockholders of Statcorp, Inc.

10.1	Commercial Loan and Security Agreement dated May 16, 2005 among the Company, Statcorp, Inc. and NewAlliance Bank

23.1	Consent of Howard & Company, CPAs, P.A.

99.1	Press release dated May 16, 2005*

99.2	Consolidated financial statements of Statcorp, Inc. as of and for the years ended December 31, 2004 and 2003

99.3	Interim consolidated financial statements of Statcorp, Inc. as of March 31, 2005 and for the three months ended March 31, 2005 and 2004 (unaudited)

99.4	Interim pro forma combined balance sheet as of March 31, 2005 and statements of income for the three months ended March 31, 2005 and the twelve months ended December 31, 2004 (unaudited)

* Previously Filed

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAS MEDICAL SYSTEMS, INC.

Date: July 29, 2005	By:	/s/ Louis P. Scheps
Name: Louis P. Scheps
Title: President and Chief Executive Officer

4

Exhibit Index

Exhibit No.     Description

2.1	Stock Purchase Agreement dated May 15, 2005 among the Company, Statcorp, Inc. and the stockholders of Statcorp, Inc.

10.1	Commercial Loan and Security Agreement dated May 16, 2005 among the Company, Statcorp, Inc. and NewAlliance Bank

23.1	Consent of Howard & Company, CPAs, P.A.

99.1	Press release dated May 16, 2005*

99.2	Consolidated financial statements of Statcorp, Inc. as of and for the years ended December 31, 2004 and 2003

99.3	Interim consolidated financial statements of Statcorp, Inc. as of March 31, 2005 and for the three months ended March 31, 2005 and 2004 (unaudited)

99.4	Interim pro forma combined balance sheet as of March 31, 2005 and statements of income for the three months ended March 31, 2005 and the twelve months ended December 31, 2004 (unaudited)

* Previously Filed

5